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Scudder Latin America Fund

Class AARP and Class S Shares

Semiannual Report

April 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Latin America Fund	Ticker Symbol	Fund Number
Class AARP	SLAMX	174
Class S	SLAFX	074

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

The past two-plus years have been a very challenging time for the global stock markets. Slowing economic growth and weaker corporate earnings have produced a difficult investment environment around the world. As 2002 progresses, however, the picture is becoming brighter as global economic growth appears to be picking up steam. This has proven beneficial for investors in funds that invest in emerging markets equities, as the asset class has enjoyed a strong rally since its late September lows.

As the rebound in the global economy unfolds, we urge investors to remain patient since the process of recovery is likely to be slow and uneven in many parts of the world. Against this backdrop, it is reasonable to expect that stock prices will remain highly sensitive to short-term news developments, making days where the markets rise or fall 2-3 percent fairly commonplace. It is at these times - when stock prices are gyrating wildly and the market outlook is changing by the day - that it becomes more important than ever to keep your long-term goals in mind and to remain focused on stocks' long-term potential rather than their daily fluctuations.

Sincerely,

William F. Glavin, Jr.
President
Scudder Latin America Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary April 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder Latin America Fund - Class S	24.74%	5.61%	2.24%	.47%	9.45%
IFC Latin America Investable Total Return Index+	29.01%	4.10%	3.81%	.21%	5.99%

	6-Month	1-Year	Life of Class***
Scudder Latin America Fund - Class AARP	24.84%	5.75%	.11%
IFC Latin America Investable Total Return Index+	29.01%	4.10%	-2.18%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.
*** Class AARP commenced operations on October 2, 2000. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/02	$ 21.35	$ 21.32
10/31/01	$ 17.40	$ 17.39
Distribution Information: Six Months: Income Dividends	$ .33	$ .33

Class S Lipper Rankings* - Latin American Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	8	of	34	23
3-Year	21	of	32	64
5-Year	8	of	22	35

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder Latin America Fund - Class S -- IFC Latin America Investable Total Return Index+

Yearly periods ended April 30

Comparative Results*
Scudder Latin America Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$10,561	$10,687	$10,235	$23,357
	Average annual total return	5.61%	2.24%	.47%	9.45%
IFC Latin America Investable Total Return Index+	Growth of $10,000	$10,410	$11,187	$10,108	$17,217
	Average annual total return	4.10%	3.81%	.21%	5.99%

The growth of $10,000 is cumulative.

* Returns and rankings for the Life of Class period shown on Class S reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S; rankings for share classes may vary.
+ The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Co-managers Paul Rogers and Tara Kenney discuss Scudder Latin America Fund's strategy and the market environment during the six-month period ended April 30, 2002.

Q: How did stock markets in Latin America perform during the past six months?

A: After delivering choppy performance throughout most of 2000 and the first three quarters of 2001, the Latin markets staged a strong rally during the six-month reporting period. One of the most important catalysts for this move was the global rally in emerging markets equities. Global central banks raised liquidity (increased the money supply) throughout much of 2001, and stepped up this practice significantly in the wake of the September 11 terrorist attacks. Since the global economy was still too slow for the excess cash to be absorbed by the real economy (i.e., put to use for building new factories, investing in new machinery, etc.), the money flowed into the financial markets. And with the U.S. market no longer showing the characteristics of being the dynamic world leader it had been throughout the late 1990s, investors began to search for opportunities on a global basis. This process proved to be highly beneficial for the stock markets of virtually all developing countries. In Latin America, the two largest markets - Brazil and Mexico - rode the global rally to gains of 31 percent and 33 percent (in dollar terms), respectively.

Q: How did the fund perform during this interval?

A: Class S shares of the fund returned 24.74 percent for the six months ended April 30, compared with 29.01 percent investable total return for its unmanaged benchmark (the IFC Latin America Investable Total Return Index) and the 26.79 percent average return of the funds in its Lipper peer group (Latin America funds). Our focus on companies that offer strong cash flows, low debt levels, solid balance sheets, and capable management teams means that the fund is positioned for longer term performance. When the Latin stock market prices move up very quickly (boosting the performance of lower-quality companies over a short time frame), the fund tends to lag the broader index. This was the case during the most recent six-month period. However, our emphasis on what we see as the region's strongest companies - and our avoidance of those with weaker fundamentals - has been a positive for longer term relative performance. The fund's five-year average annualized total return of 0.47 percent for Class S shares has beaten the returns of both its benchmark (0.21 percent) and its Lipper peer group (-0.78 percent).1

1 Class S shares ranked 8, 21, and 8 for the 1-, 3-, and 5- year periods as of April 30, 2002. There were 34, 32, and 22 funds, respectively, in Lipper's Latin America fund category. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of April 30, 2002.

The fund's performance during the most recent reporting period was largely due to our stock selection in Mexico, where we held strong performing consumer stocks, such as Fomento Economico Mexicano, Pepsi-Gemex, and Grupo Embottelladora Unidas. In Brazil, the fund was helped by its positions in energy (Petrobras Distribuidora) and fixed line telecommunications (Brasil Telecom SA), as well as an underweight position in utilities, which lagged. The fund was also boosted by its underweight position in Chile and avoidance of Venezuela, as well as its very small position (less than one percent of assets) in troubled Argentina. However, the fund's holdings in these countries, particularly Perez Companc, Cervecerias Unidas, and Embotelladora Andina, hurt performance over the period.

We are not positive on the prospects for these smaller markets, and intend to monitor the fund's underweight position in these markets for the foreseeable future.

Q: What local factors are affecting Brazil's market, and how is the fund positioned there?

A: In Brazil (where about 40 percent of the fund's net assets are invested), the bulk of the market's gains were registered in November and December, during which time the Bovespa returned 39 percent in U.S. Dollar terms. Starting in January, however, the country's stock market experienced negative returns for two reasons. First, the upcoming October elections are creating a great deal of political noise and raised fears that the left-wing candidate, Luis Inácio Lula da Silva, will unseat the more market-friendly candidate of the ruling PSDB party, José Serra. While this has delayed policy initiatives and led to short-term disruptions in the financial markets, we believe that either fundamental candidate would continue with the economic model of President Fernando Henrique Cardoso. Another positive we expect to see toward the latter part of this year is a decline in interest rates and inflation expectations. This would be a positive for economic growth, and therefore, stock prices. But in the short term, the political process is likely to create additional instability in the market.

The second issue affecting stocks in Brazil has been the ongoing concern regarding the country's large current account deficit and high level of government debt, which stands at 54 percent of gross domestic product. This issue, which could prove troublesome if the global economy experiences additional difficulties in the near term, has prompted international investors to underweight Brazil in favor of those markets perceived to offer lower levels of risk.

We believe the instability related to the election and the debt situation will continue up until the fall, and is likely to put some pressure on both stock prices and Brazil's currency, the real. Accordingly, we used the winter rally as an opportunity to pare back on the fund's weightings in the fund's top holdings within Brazil, namely, Petrobras and Banco Itau. While we trimmed the fund's positions in these companies, we added to basic materials stocks such as Companhia Vale do Rio Doce (mining) and maintained Aracruz (paper and pulp) and other dollar generators such as Empresa Brasiliera de Aeronantica (aircraft manufacturing), on the belief that they will continue to rally as the global economy improves.

Q: What factors affected the performance of Mexico's market?

A: Mexico, in which the fund holds 52 percent of assets, performed very well during the period. In contrast with Brazil, Mexico surged through the first four months of 2002. The trading action in Mexico's market is increasingly a reflection of the perceived direction of the U.S. economy, with which Mexico is becoming increasingly intertwined. This means that the strength of the consumer in the United States over the past half year has proven very helpful to stocks in Mexico. While a lack of meaningful progress on structural reforms is a potential longer-term negative, the Mexican growth story remains intact, and the performance of the country's stock market has responded in kind.

We began to trim the fund's holdings in the Mexican consumer sector - such as Kimberly-Clark de Mexico Fomento Economico Mexicano, Grupo Continental, and Panamerican Beverages - in recent months, given strong performance and that the sector represented an increasingly large percentage of the fund. Stocks we added to were Bancomer, a well-managed bank that is benefiting from cost-cutting, falling interest rates, and the resulting growth in loan activity, and Wal-Mart de Mexico, which continues to show strong growth through new store openings.

Q: What is your outlook for stock markets in Latin America?

A: We are cautiously optimistic on the outlook for the Latin markets. Interest rates are low in Mexico, and we believe they will come down in Brazil. Valuations - in general - are higher now than they were six months ago, but we believe the region as a whole continues to represent a good value. We also believe that while reforms have stalled as of late, the Mexican and Brazilian governments should continue to show progress on this front. Against this backdrop, we believe our focus on fundamental research will enable us to pick the companies best positioned to take advantage of these trends over time. It is important to note, however, that the global economy is not yet out of the woods, and any sign that the recovery in the United States is stalling will likely be a significant negative for emerging markets worldwide. However, we wish to remind investors that even if the Latin markets are volatile on a short-term basis, the longer-term outlook continues to improve. Over time, this - and not day-to-day developments in the United States - will be the key driver of stock market performance in the region.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Geographical (Excludes Cash Equivalents)	4/30/02	10/31/01

Mexico	54%	53%
Brazil	40%	39%
Chile	3%	4%
Argentina	1%	1%
Peru	1%	1%
Panama	1%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/02	10/31/01

Consumer Staples	24%	24%
Communications	23%	22%
Financial	15%	15%
Energy	13%	12%
Construction	9%	9%
Consumer Discretionary	6%	6%
Metals & Minerals	4%	3%
Manufacturing	3%	6%
Media	2%	2%
Other	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2002 (57.1% of Portfolio)
1. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	9.7%
2. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	9.4%
3. Wal-Mart de Mexico SA de CV Operator of discount stores	Mexico	6.4%
4. Companhia de Bebidas das Americas Producer of beer, soft drinks, teas,bottled water, fruit juices and sports drinks	Brazil	5.0%
5. Fomento Economico Mexicano SA de CV Producer of beer, soft drinks and mineral water	Mexico	4.7%
6. Cemex SA de CV Producer of concrete and cement	Mexico	4.6%
7. America Movil SA de CV Provider of wireless communication services	Mexico	4.5%
8. Grupo Financiero BBVA Bancomer SA de CV Provider of banking and financial services	Mexico	4.5%
9. Banco Itau SA Provider of commercial banking services	Brazil	4.3%
10. Grupo Continental SA Producer and distributor of soft drinks, sugar and mineral water	Mexico	4.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 96.6%
Argentina 0.7%
BI SA "A" (New) (Provider of financial services) (b)	3,231,425	497,898
BI SA Certificates* (b) (c)	614,860	94,738
Capex SA "A"* (Operator of electric utility)	733,830	802,803
Loma Negra SA* (Manufacturer of cement) (b)	448,653	622,169
Nortel Inversora SA "B" (Preferred) (Provider of telecommunication services) (b)	33,663	356,259
Quimica Estrella SA "B"* (Manufacturer and marketer of cotton products)	227,160	51,781
		2,425,648
Brazil 39.2%
Aracruz Celulose SA "B" (ADR) (Preferred) (Manufacturer of forest products and producer of bleached eucalyptus pulp)	338,800	7,368,900
Banco Brandesco SA (ADR) (Preferred) (Provider of commercial banking services)	370,000	10,955,700
Banco Itau SA (Preferred) (Provider of commercial banking services)	192,986,300	15,326,104
Brasil Telecom Participacoes SA (ADR) (Preferred) (Provider of telecommunication services)	98,400	3,827,760
Brasil Telecom SA (Preferred) (Provider of telecommunication services)	1,036,330,045	5,574,499
Campanhia de Bedidas das Americas (Preferred) (Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drinks)	57,744,000	11,983,898
Companhia de Bebidas das Americas (ADR) (Preferred) (Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drinks)	266,500	5,588,505
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR) (Preferred) (Operator of hypermarkets, supermarkets and appliance stores)	155,900	3,663,650
Companhia Vale do Rio Doce (ADR) (Preferred) (Operator of diverse mining and industrial complex)	466,800	12,533,580
Empresa Brasiliera de Aeronautica SA (ADR) (Manufacturer of aircraft)	100,000	2,303,000
Petrobras Distribuidora SA (Preferred) (Distributor of petroleum and natural gas)	533,800,000	10,287,124
Petroleo Brasileiro SA (Preferred) (Producer and distributor of petroleum)	1,430,000	33,263,702
Tele Norte Leste Participacoes SA (ADR) (Preferred) (Provider of local telecommunication services)	678,800	8,573,244
Telemar Norte Leste SA "A" (Provider of telecommunication services)	121,200,000	2,664,244
Votorantim Celulose e Papel SA (ADR) (Producer of printing, writing and other specialty papers)	256,750	4,952,708
		138,866,618
Chile 3.6%
Companhia Cervecerias Unidas SA (ADR) (Bottler and distributor of beer, soft drinks and mineral water)	326,800	4,960,824
Compania de Telecomunicaciones de Chile SA (ADR) (Provider of telecommunication services)	268,700	4,038,561
Empresa Nacional de Telecomunicaciones SA (Provider of telecommunication services)	523,007	3,517,169
		12,516,554
Mexico 52.1%
America Movil SA de CV "L" (ADR) (Provider of wireless communication services)	864,200	16,117,327
Apasco SA de CV (Manufacturer of cement and ready-mixed concrete)	897,300	6,243,458
Cemex SA de CV (ADR) (Producer of concrete and cement)	513,585	16,280,645
Coca-Cola FEMSA SA de CV "L" (ADR) (Bottler and distributor of soft drinks)	295,700	8,214,546
Fomento Economico Mexicano SA de CV (ADR) (Producer of beer, soft drinks and mineral water)	345,000	16,508,250
Grupo Continental SA (Producer and distributor of soft drinks, sugar and mineral water)	8,135,850	14,163,240
Grupo Embotelladora Unidas SA de CV "B" (Producer and marketer of soft drinks)	1,769,134	3,264,384
Grupo Financiero BBVA Bancomer SA de CV* (Provider of banking and financial services)	16,067,600	15,927,316
Grupo Financiero Inbursa, SA de CV "O"* (Provider of retail and commercial banking services)	4,402,800	5,447,246
Grupo Modelo SA de CV "C" (Producer and marketer of beer)	966,600	2,614,101
Grupo Televisa SA de CV (ADR)* (Operator of entertainment businesses)	150,000	6,780,000
Kimberly-Clark de Mexico SA de CV "A" (Manufacturer of consumer paper products and newsprint)	1,883,300	6,015,652
Panamerican Beverages, Inc. "A" (Provider of soft drinks)	390,100	7,021,800
Pepsi-Gemex SA "B"* (Provider of soft drinks, snack foods and food services) (b)	6,543,500	3,216,478
Telefonos de Mexico SA de CV "L" (ADR) (Provider of telecommunication services)	909,200	34,404,128
Wal-Mart de Mexico SA de CV "C" (Operator of discount stores)	8,060,154	22,570,491
		184,789,062
Panama 0.5%
Banco Latinoamericano de Exportaciones SA "E" (ADR) (Provider of banking services)	98,700	1,835,820
Peru 0.5%
Union de Cerveceria Backus & Johnston SA "T" (Producer of malted, nonalcoholic and carbonated drinks)	7,061,621	1,851,554
Total Common Stocks (Cost $284,982,083)		342,285,256
	Principal Amount ($)
Cash Equivalents 3.4%
Federal Home Loan Bank, 1.79%**, 5/1/2002 (Cost $12,165,000)	12,165,000	12,165,000
Total Investment Portfolio - 100.0% (Cost $297,147,083) (a)		354,450,256

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $298,647,002. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $55,803,254. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $87,889,489 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,086,235.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Board of Directors, amounted to $4,787,542 (1.3% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2002 aggregated $25,803,440. These securities may also have certain restrictions as to resale.
(c) Company is liquidating through 2003. Shares represent Fund's interest in capital reduction commitment of issuer.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $297,147,083)	$ 354,450,256
Cash	234,180
Foreign currency, at value, (cost $180,746)	182,166
Receivable for investments sold	4,814,272
Dividends receivable	2,939,100
Total assets	362,619,974
Liabilities
Payable for investments purchased	1,585,311
Payable for Fund shares redeemed	259,866
Accrued management fee	361,325
Other accrued expenses and payables	307,847
Total liabilities	2,514,349
Net assets, at value	$ 360,105,625
Net Assets
Net assets consist of: Undistributed net investment income	913,421
Net unrealized appreciation (depreciation) on: Investments	57,303,173
Foreign currency related transactions	29,234
Accumulated net realized gain (loss)	(34,360,790)
Paid-in capital	336,220,587
Net assets, at value	$ 360,105,625

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($345,253 / 16,173 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.35
Class S Net Asset Value, offering and redemption price per share ($342,952,418 / 16,087,722 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.32
Class A Net Asset Value and redemption price per share ($656,495 / 30,803 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 21.31
Maximum offering price per share (100 / 94.25 of $21.31)	$ 22.61
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($30,333 / 1,420 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 21.36
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($3,401 / 159.7 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 21.30
Class M Net Asset Value and redemption price per share ($16,117,725 / 755,590 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized) (a)	$ 21.33

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $479,932)	$ 5,597,808
Interest	114,718
Total Income	5,712,526
Expenses: Management fee	2,150,404
Administrative fee	1,118,339
Distribution service fees	1,293
Directors' fees and expenses	5,069
Other	106
Total expenses	3,275,211
Net investment income (loss)	2,437,315
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(17,387,869)
Foreign currency related transactions	(314,381)
(17,702,250)
Net unrealized appreciation (depreciation) during the period on: Investments	88,656,424
Foreign currency related transactions	28,967
88,685,391
Net gain (loss) on investment transactions	70,983,141
Net increase (decrease) in net assets resulting from operations	$ 73,420,456

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ 2,437,315	$ 5,016,409
Net realized gain (loss) on investment transactions	(17,702,250)	(15,764,539)
Net unrealized appreciation (depreciation) on investment transactions during the period	88,685,391	(55,752,925)
Net increase (decrease) in net assets resulting from operations	73,420,456	(66,501,055)
Distributions to shareholders from: Net investment income: Class AARP	(3,482)	(355)
Class S	(5,499,405)	(3,252,624)
Class A	(2,819)	-
Class B	(24)	-
Class C	(7)	-
Net realized gains: Class AARP	-	(2,933)
Class S	-	(26,901,611)
Fund share transactions: Proceeds from shares sold	26,077,124	90,742,597
Reinvestment of distributions	5,208,941	28,778,359
Cost of shares redeemed	(111,480,834)	(149,881,820)
Net assets acquired in tax-free reorganizations	75,969,020	-
Redemption fees	1,271,319	-
Net increase (decrease) in net assets from Fund share transactions	(2,954,430)	(30,360,864)
Increase (decrease) in net assets	64,960,289	(127,019,442)
Net assets at beginning of period	295,145,336	422,164,778
Net assets at end of period (including undistributed net investment income of $913,421, and $3,981,843, respectively)	$ 360,105,625	$ 295,145,336

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended October 31,	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.40	$ 22.75	$ 23.51
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.27	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.08	(3.95)	(.73)
Total from investment operations	4.21	(3.68)	(.76)
Less distributions from: Net investment income	(.33)	(.18)	-
Net realized gains on investment transactions	-	(1.49)	-
Total distributions	(.33)	(1.67)	-
Redemption fees	.07	-	-
Net asset value, end of period	$ 21.35	$ 17.40	$ 22.75
Total Return (%)	24.84**	(17.08)	(3.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.35	.18	.02
Ratio of expenses (%)	1.90*	1.90	1.91*
Ratio of net investment income (loss) (%)	1.37*	1.33	(.15)**
Portfolio turnover rate (%)	29*	20	42
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 17.39	$ 22.74	$ 19.95	$ 19.02	$ 25.12	$ 20.63
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.27	.20[c]	.31	.34	.26
Net realized and unrealized gain (loss) on investment transactions	4.06	(3.95)	2.64	1.63	(5.05)	4.49
Total from investment operations	4.19	(3.68)	2.84	1.94	(4.71)	4.75
Less distributions from: Net investment income	(.33)	(.18)	(.05)	(.37)	(.25)	(.26)
Net realized gains on investment transactions	-	(1.49)	-	(.64)	(1.14)	-
Total distributions	(.33)	(1.67)	(.05)	(1.01)	(1.39)	(.26)
Redemption fees	.07	-	-	-	-	-
Net asset value, end of period	$ 21.32	$ 17.39	$ 22.74	$ 19.95	$ 19.02	$ 25.12
Total Return (%)	24.74**	(17.08)	14.15	10.97	(20.23)	23.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	343	294	422	449	504	883
Ratio of expenses before expense reductions (%)	1.90*	1.90	1.80[d]	1.96	1.87	1.89
Ratio of expenses after expense reductions (%)	1.90*	1.90	1.79[d]	1.96	1.87	1.89
Ratio of net investment income (loss) (%)	1.37*	1.33	.80	1.61	1.45	.98
Portfolio turnover rate (%)	29*	20	42	48	44	42
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share includes non-recurring dividend income of $.05 per share.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.79% and 1.79%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. On December 14, 2001, the Fund commenced Class M Shares (see Note F). Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S Shares of the Fund are generally not available to new investors. Class M shares were offered to a limited group of investors through an acquisition of assets and are not available for additional purchase. Class AARP, S and M shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and M shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transaction in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $14,429,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

In addition, the Fund inherited approximately $37,830,000 of capital losses from its merger (Note F) with The Argentina Fund, Inc. which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. Upon the redemption or exchange of shares held by Class M shareholders for less than one year a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales (excluding short-term investments) of investment securities aggregated $48,308,554 and $91,969,505, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Investment Management Agreement (the "Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1.25 % of the first $1,000,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Effective December 14, 2001, the Fund, as approved by the Fund's Directors, adopted a new Investment Management Agreement (the "Management Agreement"). The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate.

The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $400,000,000 of the Fund's average daily net asset and 1.15% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.65%, 0.65%, 0.675%, 0.725%, 0.70% and 0.65% of average daily net assets for Class AARP, S, A, B, C and M shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and M shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class AARP	$ 717	$ 184
Class S	1,063,068	177,707
Class A	3,358	346
Class B	29	13
Class C	6	2
Class M	51,161	7,947
	$ 1,118,339	$ 186,199

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 30	$ 13
Class C	7	2
	$ 37	$ 15

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 1,244	$ 78
Class B	10	5
Class C	2	1
	$ 1,256	$ 84

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002 aggregated $159.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and Class C shares aggregated $69 and $0, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Acquisition of Assets

On December 14, 2001, the Fund acquired all the net assets of The Argentina Fund, Inc. pursuant to a plan of reorganization approved by shareholders on October 16, 2001. The acquisition was accomplished by a tax-free exchange of 4,008,798 Class M shares for the 9,302,807 outstanding shares of The Argentina Fund, Inc. on December 14, 2001. Class M shares were especially designed for the shareholders of The Argentina Fund, Inc. The Argentina Fund, Inc.'s net assets at that date ($75,969,020), including $42,930 of unrealized depreciation, were combined with those of the Fund. Costs incurred in connection with the acquisition were shared by The Argentina Fund, Inc. and the Advisor. The aggregate net assets of the Fund immediately before the acquisition were $321,145,966. The combined net assets of the Fund immediately following the acquisition were $397,114,986.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	11,005	$ 234,601	15,763	$ 333,323
Class S	1,052,204	21,840,745	4,079,061	87,227,897
Class A	200,211	3,970,750	183,611*	3,134,220*
Class B	1,357	28,771	64*	1,317*
Class C	105	2,257	2,604*	45,840*
		$ 26,077,124		$ 90,742,597
Shares issued in tax-free reorganization
Class M	4,008,798	$ 75,969,020	-	$ -
Shares issued to shareholders in reinvestment of distributions
Class AARP	174	$ 3,293	165	$ 3,271
Class S	274,897	5,203,794	1,451,802	28,775,088
Class A	96	1,824	-	-
Class B	1	24	-	-
Class C	1	6	-	-
		$ 5,208,941		$ 28,778,359
Shares redeemed
Class AARP	(5,308)	$ (106,882)	(6,586)	$ (132,330)
Class S	(2,174,441)	(43,381,490)	(7,158,818)	(147,115,447)
Class A	(201,031)	(3,829,886)	(152,084)*	(2,589,343)*
Class B	-	-	(2)*	(44)*
Class C	-	-	(2,551)*	(44,656)*
Class M**	(3,253,208)	(64,162,576)	-	-
		$ (111,480,834)		$ (149,881,820)
Redemption fees
Class M	-	$ 1,271,319	-	$ -
Net increase (decrease)
Class AARP	5,871	$ 131,012	9,342	$ 204,264
Class S	(847,340)	(16,336,951)	(1,627,955)	(31,112,462)
Class A	(724)	142,688	31,527*	544,877*
Class B	1,358	28,795	62*	1,273*
Class C	106	2,263	53*	1,184*
Class M	755,590	13,077,763	-	-
		$ (2,954,430)		$ (30,360,864)

* For the period from May 29, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.
** For the period from December 14, 2001 (commencement of operations of Class M shares) to April 30, 2002.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Latin America Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
9,368,851	412,912	257,168

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669.

Notes

Notes

Notes